UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2015

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On December 31, 2015, The Manitowoc Company, Inc. (the “Company”) entered into an Amendment (the “Amendment”) with Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. (collectively, the “Shareholders”) to that certain Settlement Agreement, dated February 6, 2015, among the Company and the Shareholders (the “Settlement Agreement”).

Prior to the Amendment, the Settlement Agreement provided that, if Jesse Lynn, the Icahn designee serving on the Company’s Board of Directors, would give at least 25 days prior written notice (the “25-Day Notice Requirement”) of his intent to resign, then the Company Standstill Period (as defined in the Settlement Agreement) would end on the effective date of his resignation. The Company’s Board of Directors will not determine, until a date that is less than 25 days prior to the advance notice deadline set forth in the Company’s by-laws with respect to the Company’s 2016 annual meeting of shareholders (the “2016 Deadline”), the composition of the Company’s Board of Directors immediately after the completion of the Company’s spin-off of the Company’s Foodservice business. To preserve the ability of the Shareholders to have Mr. Lynn give notice of his intent to resign following such determination of the initial post-spin-off Board of Directors and before the 2016 Deadline, the Amendment shortens the 25-Day Notice Requirement to just five days and requires the Company to amend it Bylaws to postpone the 2016 Deadline if necessary to ensure that ability.

In connection with the foregoing changes, the Amendment also removes certain other language from the Company Standstill Period provision of the Settlement Agreement that is no longer relevant.

The foregoing summary of the Amendment is not complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)
Amendment, dated December 31, 2015, to the Settlement Agreement dated February 6, 2015 among The Manitowoc Company, Inc., Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: January 4, 2016	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

The Manitowoc Company, Inc.
Exhibit Index to Form 8-K

Exhibit No.	Description
10.1
Amendment, dated December 31, 2015, to the Settlement Agreement dated February 6, 2015 among The Manitowoc Company, Inc., Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc.

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